                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-72931 on Form S-8, Registration Statement No. 333-83656 on Form S-8 and Registration Statement No. 333-83658 on Form S-8 of Dycom Industries, Inc., of our report dated August 26, 2002, appearing in this Annual Report on Form 10-K of Dycom Industries, Inc. for the year ended July 27, 2002.


DELOITTE & TOUCHE LLP
West Palm Beach, Florida

October 14, 2002